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                                                             EXHIBIT 10.33



BANK OF MONTREAL                           FIRSTBANK OVERDRAFT LENDING AGREEMENT

To:  Bank of Montreal
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Commercial Banking Unit

Mississauga Main Branch
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Branch of Account                                         Date
   One Robert Speck Parkway, Mississauga, Ontario               June 12, 1996
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     The undersigned hereby requests the Bank of Montreal (the "Bank") to provide a credit facility to the undersigned, subject to the following terms and conditions:

1.   DEFINED TERMS
     In this Agreement, unless the subject matter or context otherwise require:

1.01 "ACCOUNT" shall mean Account No. 1009217-3858 at the branch designated above.

1.02 "LOAN" shall mean at any time the aggregate of all amounts debited to the Account (including without limitation cheques, transfers, withdrawals, interest, costs, charges and fees) in excess of the aggregate of all amounts credited to the Account.

1.03 "LOAN LIMIT" shall mean    THREE MILLION-----------------------------------
     ---------------------------------------------------- Canadian Dollars
     ($3,000,000.00) or such lesser amount as may be calculated by the Bank from time to time under the Lending Margin Calculation, if any, set out in the Addendum hereto.

1.04 "LOAN RATE" shall mean a rate equal to the Bank's Prime Rate plus six per cent (6.0%) per annum.

1.05 "PRIME RATE" shall mean the floating annual rate of interest established from time to time by the Bank as the base rate it will use to determine the rate of interest payable to the Bank by borrowers from the Bank in Canadian dollars in Canada and designated by the Bank as its Prime Rate. The Prime Rate on the date hereof is six and one-half per cent (6.5%) per annum.

1.06 "OVERDRAFT RATE" shall mean the annual rate of interest established from time to time by the Bank as the interest rate it will use to calculate the interest payable on overdrawn accounts and designated by the Bank as the "Overdraft Rate on the date hereof is twenty-one per cent (21.0%) per annum.

2.   ACCOUNT

2.01 The undersigned may from time to time draw cheques on the Account, subject to the terms hereof.

2.02 The undersigned shall not at any time permit the Loan to exceed the Loan Limit and shall use the Account for business purposes only.

2.03 The Bank is authorized to debit the Account for all fees and interest required hereunder and for all costs, charges and expenses referred to in paragraph 6.01 and in any other Agreement(s) the undersigned has entered into with the Bank.

3.   LOAN INTEREST

3.01 The undersigned shall, both before and after demand or judgment, pay interest at the Loan Rate on the daily closing balance of the Loan up to the Loan Limit, such interest to be calculated and payable monthly on the last day of each month.

3.02 The undersigned shall, both before and after demand or judgment, pay interest at the Overdraft Rate on the amount of any daily closing balance of the Loan in excess of the Loan Limit, such interest to be calculated and payable monthly on the last day of each month, but nothing herein shall oblige the Bank to permit the Loan to exceed the Loan Limit.

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4.   DEMAND AND TERMINATION

4.01 The undersigned shall pay the Loan to the Bank ON DEMAND. The Bank may at any time terminate the credit facility provided hereunder and demand payment of the Loan by notice as herein provided.

4.02 THE BANK MAY REFUSE TO HONOR ANY CHEQUE OR PERMIT ANY TRANSFER OR WITHDRAWAL FROM THE ACCOUNT UPON (A) FAILURE OF THE UNDERSIGNED TO PERFORM OR SATISFY ANY TERM OR CONDITION HEREOF, (B) ANY DEFAULT BY THE UNDERSIGNED IN THE PERFORMANCE OF ANY OBLIGATION OF THE UNDERSIGNED TO THE BANK WHETHER CONTAINED HEREIN OR OTHERWISE, OR (C) ANY DEMAND FOR PAYMENT OF THE LOAN, WHETHER OR NOT ANY TIME PERIOD HAS LAPSED AFTER THE TIME OF THE DEMAND.

5.   DOCUMENTATION

5.01 The undersigned shall deliver to the Bank from time to time, promptly on request, in form and substance satisfactory to the Bank:

     (a)  a promissory note or other acknowledgment of debt evidencing the Loan;

     (b)  any security required by the Bank; and

     (c) all other documents and information required by the Bank including, if applicable, all documentation and information listed in the Addendum.

5.02 Any promissory note or security document delivered hereunder shall be held as additional security for the indebtedness of the undersigned for the Loan, and not in substitution or in satisfaction thereof.

5.03 The Bank's statement for the Account at any time shall constitute prima facie evidence of the Loan.

6.   COSTS

6.01 The undersigned shall pay all reasonable costs, charges and expenses incurred by the Bank in the preparation or enforcement of this Agreement or any security required hereunder.

7.   NOTICES

7.01 The Bank shall not be required to notify the undersigned of changes to the Prime Rate or the Overdraft Rate or in the Bank's Calculations of the Lending Margin Calculation, if any.

7.02 Any request for any document or information, notice of termination, demand for payment or other notice to be sent by the Bank to the undersigned in connection with this Agreement or the Account may be delivered to the undersigned (or any one of them, if more than one), or mailed by prepaid ordinary mail to the undersigned (or any one of them, if more than one) at the last known address for the undersigned (or any one of them, if more than one) in the Bank's records, and the undersigned shall be deemed to have received such request or notice on the date of delivery, if delivered, and four (4) days after mailing, if mailed.

8.   GENERAL

8.01 The provisions of the Addendum, if any, shall be incorporated into this Agreement and form part hereof.

8.02 This Agreement shall be binding upon the undersigned and the respective executors, administrator, successors and assigns of the undersigned, but the undersigned shall not assign any of the rights or obligations of the undersigned hereunder without the prior written consent of the Bank.

8.03 The failure of either the undersigned or the Bank to require performance by the other of any provision hereof shall in no way affect the right thereafter to enforce such provision; nor shall the waiver by either party of any breach of any covenant, condition or proviso of this Agreement or any other agreement between the Bank and the undersigned be taken or held to be a waiver of any further breach of the same covenant, condition or proviso.

8.04 This Agreement shall be in addition to and not in substitution for any other agreement between the undersigned and the Bank, with the exception of all previous FirstBank Overdraft Lending Agreements which this document supersedes.

8.05 The undersigned will execute the Bank's standard form of Operation of Account Agreement or appropriate form of current account authority. Without limiting the generality of the foregoing, the undersigned agrees that the


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     balance shown in any statement of the account provided to the undersigned shall be deemed to be a correct and accurate statement of the Loan as at the date of the statement, unless the undersigned has notified the Bank of errors, irregularities or omissions within the thirty day period specified in the Operation of Account Agreement or current account authority.

8.06 Time shall be of the essence of this Agreement.

8.07 If more than one person signs this Agreement, the obligations of the undersigned are joint and several and the Bank is authorized to honour any cheque drawn on the Account or pay any withdrawal from the Account to create or increase the Loan if any such cheque or withdrawal request is signed by one of the undersigned.

8.08 It is the express wish of the parties that this Agreement and any related documents be drawn up and executed in English. Les parties conviennent que la presente convention et tous les documents s'y rattachant soient rediges et signes en anglais. [Applicable to Province of Quebec only]




                                         Per:
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(To be signed by Account Holder(s), or by authorized signing officer(s) in the case of corporations, societies, lodges, etc. In the case of corporations affix seat where applicable. Please type name of signatories below signature(s).)

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                                    ADDENDUM
                    TO THE FIRSTBANK OVERDRAFT LENDING AGREEMENT

LENDING MARGIN CALCULATION

     The following Lending Margin Calculation is applicable to the attached FirstBank Overdraft Lending Agreement. The calculation and the amount of the Lending Margin Calculation is in the sole and complete discretion of the Bank, and in cases of dispute, the Lending Margin Calculation calculated by the Bank shall prevail.

     The Lending Margin Calculation shall be an amount equal to:

     As per attached Schedule










DOCUMENTATION

     As per attached Schedule


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                              ADDENDUM TO THE FIRSTBANK
                          OVERDRAFT LENDING AGREEMENT (CONTINUED)

SENIOR DEBT

The Loan made pursuant to this FirstBank Overdraft Lending Agreement and all other indebtedness arising hereunder or in connection herewith constitute "Senior Debt" as defined under Aftermarket Technology Corp.'s Senior Subordinated Note Indentures dated as of August 2, 1994 and dated as of June 1, 1995.


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MARGIN:   Maximum advances under Facility 1 (to be used in any combination by either borrower) will be governed by the following margin requirement and are not to exceed:

          75% of the aggregate value of the Bank's estimated worth of eligible, good quality accounts receivable from both Borrowers, domiciled in Canada, subject to exclusions listed below.

          plus

          50% against the Bank's valuation of assigned aggregate inventory from both Borrowers, which is free and clear.

          Inventory margin value to be less than or equal to 50% of total margin value.

          ACCOUNTS RECEIVABLE EXCLUSIONS:
          All Accounts Receivable 91 days or older, related company accounts, foreign accounts, all holdbacks, contra accounts, accounts in dispute and/or any other accounts considered unacceptable by the Bank;

          A/R from any one entity not to exceed 25% of total A/R of that Borrower. Exceptions must receive prior Bank approval.

PRICING:  IF INTEREST IS PAID MONTHLY.
          FCMA: Bank of Montreal Prime Lending Rate + 1/4% calculated and payable monthly in arrears.

          IF INTEREST IS PAID QUARTERLY.
          FCMA: Bank of Montreal Prime Lending Rate + 1/2% calculated and payable quarterly in arrears.

          IN THE EVENT THAT ATC'S D/EQUITY IS less than OR equal to  TO 1.25:1
          THEN:

          IF INTEREST IS PAID MONTHLY.
          FCMA: Bank of Montreal Prime Lending Rate calculated and payable monthly in arrears.

          IF INTEREST IS PAID QUARTERLY.
          FCMA: Bank of Montreal Prime Lending Rate + 1/4% calculated and payable quarterly in arrears.

          C/L/Cs
          and LGs: Commission rate of 0.1% per month or part thereof, collected quarterly in advance, non-refundable. $50 minimum charge per quarter, if utilized.

FEES: Monthly loan administration fee is waived for the duration of the Banking Services contract. Extension of waiver will be considered at time of contract renewal.


           Fixed Monthly Fees: (2 year contract - Waived for first 3 months)
           Mascot              $325.00 CDN Acct only.
           King-O-Matic        $340.00 CDN Acct; $35.00 US Acct.


Mascot Truck Parts Inc. and/or
King-O-Matic Industries Ltd.
Commitment Letter

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BANKING
SERVICES:      Each Borrower will maintain their bank accounts solely with bank of Montreal, at its Mississauga Main Office, and further, the Bank shall provide all auxiliary non-credit, treasury, trade finance and cash management services to the borrower with ADP to provide payroll services.

EXPENSES:      All legal and other direct out of pocket costs incurred with respect to due diligence and preparation of loan documents shall be for the account of each Borrower. Each Borrower agrees to guarantee payment of all such legal fees and other direct out of pocket costs.

FEES:          Application fee of $5000.00 fully refundable at drawdown.

REPORTING
REQUIREMENTS:  The following reports/certificates, from each Borrower, are proposed to assist the Bank in monitoring financial trends:

    Monthly: Monthly, aged list of Accounts Receivables, Accounts payable, and listing of inventory, of each Borrower, to be received within 30 days following each month end;

  Quarterly:   Quarterly management prepared financial statements of each
               Borrower, complete with fiscal year to date totals, to be received by the Bank within 45 days after each fiscal quarter end;

               Affidavit on ATC letterhead, signed by a duly authorized officer, confirming compliance to all existing financial covenants, with all lenders.

               Form 10-Q from Aftermarket Technology Corp. ("ATC") within 45 days of each fiscal quarter end.

  Annually:    Management prepared financial statements of each Borrower, within
               90 days of fiscal year end.

               Form 10-K from ATC within 90 days of fiscal year end.

               Annual business plan of each Borrower and ATC for next fiscal year.

COVENANTS:     Standard legal and keep-well covenants are to be included in security documentation as prescribed by the Bank's solicitors.
               The following additional covenants are proposed:

               Each Borrower shall not, without the prior written consent of the Bank;

               (a)  merge or amalgamate with any other corporation.

               (b)  change ownership.

               (c) incur/issue any additional debt or provide guarantees of any kind except as in the normal course of business, without the Bank's prior approval.


               The Borrower, on a combined basis, shall at all times maintain the following financial covenant which will be tested on an annual basis based on management prepared year end financial statements.

Mascot Truck Parts Inc. and/or
King-O-Matic Industries Ltd.
Commitment Letter

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               Maintain the total debt to tangible net worth ratio ("D:TNW ratio") less than 2.0:1.

CROSS DEFAULT: ATC agrees that default in any of its loans or a breach in any of its existing financial covenants will constitute default of our loan agreement.

               Evidence of compliance will be in the form of a certificate, on company letterhead, outlining the calculation of said covenants, duly executed by an authorized signing officer.

DEFINITIONS:   All definitions are in accordance with Canadian GAAP with
               specific inclusions/exclusions as indicated below:

Debt: All Liabilities less all Deferred Taxes, and any senior subordinated notes;

TNW:           The Shareholders Equity account,

               plus

               any senior subordinated notes

               less

               the sum of deferred charges, goodwill, other intangibles (i.e., Leasehold improvements) and any loans, advances and any other receivables due from any shareholder, employee, associated or affiliated company;

FOR THE ATC D/EQUITY PRICING ISSUE:

Debt:          All Liabilities as shown on Balance Sheet.

Equity:        Total Stockholders Equity.

SCHEDULE OF SECURITY:

TO BE OBTAINED FROM MASCOT TRUCK PARTS INC.:

LF32 GENERAL ASSIGNMENT OF BOOK DEBTS, ETC. (P.P.S.A.)
-------------------------------------------------------
ENABLING RESOLUTION DATED:
DESCRIPTION OF SECURITY:
First charge over Accounts Receivable

SECTION 427 SECURITY
----------------------
DESCRIPTION OF SECURITY:
First charge over Inventory

LF 44 GUARANTEE FOR INDEBTEDNESS OF A CORPORATION
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IN THE AMOUNT OF:  $3,100M
IN FAVOUR OF:  Aftermarket Technology Corp.
Complete with Enabling Resolution & Solvency Certificate.

ASSIGNMENT OF FIRE INSURANCE-POLICY
-----------------------------------
POLICY ISSUED BY:
EXPIRY DATE:
LOSS PAYABLE TO:  B of M 1st loss payee

TO BE OBTAINED FROM KING-O-MATIC INDUSTRIES INC.:

LF32 GENERAL ASSIGNMENT OF BOOK DEBTS, ETC, (P.P.S.A.)
-------------------------------------------------------
ENABLING RESOLUTION DATED:
DESCRIPTION OF SECURITY:
First charge over Accounts Receivable

SECTION 427 SECURITY
---------------------
DESCRIPTION OF SECURITY:
First charge over Inventory

LF 44 GUARANTEE FOR INDEBTEDNESS OF A CORPORATION
-------------------------------------------------------
IN THE AMOUNT OF:  $3,100M
IN FAVOUR OF:  Aftermarket Technology Corp.
Complete with Enabling Resolution & Solvency Certificate.

ASSIGNMENT OF FIRE INSURANCE POLICY
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POLICY ISSUED BY:
EXPIRY DATE:
LOSS PAYABLE TO:  B of M 1st loss payee

LF320 FIRSTBANK LENDING AGREEMENT
-------------------------------------------------------
DATED:
ACCOUNT NUMBER:
LOAN LIMIT: $3,000,000.00
SIGNED: Jointly by Mascot and King-O-Matic

TO BE OBTAINED FROM AFTERMARKET TECHNOLOGY CORP.:

GUARANTEE FOR INDEBTEDNESS OF A CORPORATION
-------------------------------------------------------
Bank's Standard Form for Foreign Guarantees supported by:
Corporate Documentation, resolutions etc as required
IN THE AMOUNT OF:  $3,100M
IN FAVOUR OF:  Mascot Truck Parts Inc. and King-O-Matic Industries Ltd.

OTHER SECURITY ITEMS:

INTERBANK AGREEMENT FROM CHEMICAL BANK:
----------------------------------------

SOLICITORS LETTER OF OPINION: from Bank solicitor as to the validity and ----------------------------- enforceability of our security.


ENVIRONMENTAL CHECKLIST from each of the Borrowers.
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LA961910.210/4+

Mascot Truck Parts Inc. and/or
King-O-Matic Industries Ltd.
Commitment Letter